CMA

CMA MICHIGAN
MUNICIPAL MONEY FUND


Semi-Annual Report












September 30, 1995

MERRILL LYNCH BULL LOGO





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government.

CMA Michigan
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011






TO OUR SHAREHOLDERS:

For the six-month period ended September 30, 1995, CMA Michigan
Municipal Money Fund paid shareholders a net annualized yield of 3.22%*. As of September 30, 1995, the Fund's 7-day yield was 3.24%.

The Environment
After losing momentum through the second calendar quarter, it now appears that the US economy has resumed a moderate growth trend. Gross domestic product growth for the three months ended June 30 was revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. The employment report for August exceeded consensus expectations, although most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. However, durable goods orders rebounded somewhat in August, supported by stronger automobile sales. Reflecting the trend of renewed economic growth--and continued containment of inflationary pressures--the Federal Reserve Board signaled no shift in monetary policy following its September meeting.

One of the major developments during the latter part of the period under review was the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.


[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

Investment Outlook and Strategy
Short-term interest rates continued to fall relatively unabated during the six-month period ended September 30, 1995 as they have been since late 1994. A series of economic data releases indicated that the severely restrictive monetary policy undertaken by the Federal Reserve Board in 1994 had taken effect on the US economy in the form of moderating growth. Additionally, the news on inflation continued to be overwhelmingly favorable, which provided the backdrop for a falling interest rate environment. Investors began to anticipate that the Federal Reserve Board eventually would have to begin cutting interest rates to avoid the possibility of a recession in the United States. In fact, on July 6, 1995, the Federal Reserve Board cut its key interest rate by 25 basis points (0.25%) to 5.75%, confirming that an economic switch had occurred and signaling a change in monetary policy from a restrictive stance to a more neutral stance. This series of events provided the impetus for the yield curve to flatten over the course of the six-month period ended September 30, 1995. For instance, while yields on three-month US Treasury bills fell approximately 45 basis points during the period, the yield on one-year US Treasury bills dropped nearly 95 basis points during the same period.

During the six-month period ended September 30, 1995, the rating on Michigan's outstanding general obligation debt was upgraded to Aa from A1 by both Fitch Investors Service and Moody's Investors Service, Inc. Michigan's very conservative debt profile, highlighted by strong financial ratios, provides a good offset to the State's cyclical economic nature. In addition, recovery has been strong with unemployment hovering at or below the national level. Typically, Michigan's unemployment rate is greater than the national rate. For example, for August the US Labor Department reported Michigan's jobless rate at 5.1% versus the national rate of 5.6%. This is primarily attributable to the evolution of Michigan's economy from one based solely on manufacturing jobs to a more diversified base increasingly reliant on services and trade. Consequently, this will enable the State to better weather future cyclical economic downturns.

Furthermore, the economic improvements have been obvious in the State's financial operations. Revenues have exceeded estimates and spending has been kept under control, resulting in tax reductions amounting to $186 million for fiscal year 1996. Thus, the budget stabilization fund is expected to hold more than $1 billion by the close of the current fiscal year on September 30, 1995. Additionally, the State budget for fiscal 1995-1996 is in balance.

As it became more apparent that the Federal Reserve Board was nearing the end of its interest rate hikes, we extended CMA Michigan Municipal Money Fund's average portfolio maturity to the 50-day range by April month-end. This was accomplished mainly by extending a majority of the Fund's commercial paper to take advantage of the spike in interest rates resulting from outflows during tax time. However, in order to take advantage of the continued flatness in the short-term municipal yield curve during May and June, we allowed the Fund's average portfolio maturity to decrease to the 35-day range. For example, yields on variable rate demand obligations were equal to or higher than those of one-year fixed-rate Michigan notes during this period. Conversely, in response to both the easing of monetary policy by the Federal Reserve Board in July and the anticipated lack of short-term supply during the remainder of the year, we extended the Fund's average portfolio maturity to the 60-day range by September 30, 1995. During the six-month period ended September 1995, the State of Michigan's short-term issuance totaled $688 million, an increase from the $673 million issued during the previous six-month period. Diversification and credit quality remain paramount to the Fund, and we will continue to closely monitor the everchanging marketplace.

In Conclusion
We thank you for your support of CMA Michigan Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Darrin J. San Fillippo)
Darrin J. San Fillippo
Portfolio Manager



November 1, 1995





We are pleased to announce that Darrin J. San Fillippo is responsible for the day-to-day management of CMA Michigan Municipal Money Fund. Mr. San Fillippo has been employed by Merrill Lynch
Asset Management, L.P. since 1988, becoming Assistant Vice President in the Tax-Exempt Bond Department in 1995.

Portfolio Abbreviations for CMA Michigan Municipal Money Fund

AMT    Alternative Minimum Tax (subject to)
CP     Commercial Paper
IDR    Industrial Development Revenue Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
TAN    Tax Anticipation Notes
VRDN   Variable Rate Demand Notes



CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995                                                          (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                                  Issue                                              (Note 1a)
Michigan--         $ 2,000    Bay City, Michigan, School District State Aid Anticipation Notes,
91.3%                         4.20% due 10/27/1995                                                              $  2,000
                     1,100    Bedford Township, Michigan, Economic Development Corp. Revenue Bonds
                              (Tech Steel Inc. Project), VRDN, 4.45% due 3/01/2010 (a)                             1,100
                     1,600    Bruce Township, Michigan, Hospital Finance Authority, Health Care
                              System Revenue Bonds (Sisters Charity-Saint Joseph's), VRDN,
                              Series A, 4.35% due 5/01/2018 (a)(e)                                                 1,600
                     1,000    Clinton Township, Michigan, Economic Development Corporation, Health
                              Care System Revenue Bonds (Sisters Charity-Saint Joseph's), VRDN,
                              4.35% due 5/01/2013 (a)(e)                                                           1,000
                              Cornell Township, Michigan, Economic Development Corp., IDR, CP,
                              Refunding (Mead-Escambia Paper Co.):
                     2,100      3.70% due 10/19/1995                                                               2,100
                     2,800      3.75% due 11/01/1995                                                               2,800
                    19,000    Detroit, Michigan, City School District, State School Aid Notes, 4.50%
                              due 5/01/1996                                                                       19,069
                     1,500    Detroit, Michigan, Tax Increment Finance Authority, Democratic Tax
                              Increment Revenue Bonds (Central Industrial Park Project), VRDN,
                              4.35% due 10/01/2010 (a)                                                             1,500
                       500    Detroit, Michigan, Tax Increment Finance Authority, Increment Reserve Fund
                              Revenue Bonds (Central Industrial Park Project), VRDN, 4.35% due 10/01/2010 (a)        500
                     4,000    Detroit, Michigan, Water Supply System Revenue Bonds, VRDN, 4.40% due
                              7/01/2013 (a)(d)                                                                     4,000
                     2,800    Flint, Michigan, Economic Development Corporation, Economic Development
                              Revenue Bonds (Plastics Research Corp.), VRDN, 4.30% due 9/01/2004 (a)               2,800
                     3,400    Genesee County, Michigan, Economic Development Corporation, Limited
                              Obligation, Economic Development Revenue Bonds (MM&E Inc. Project), VRDN,
                              4.40% due 7/01/2005 (a)                                                              3,400
                     3,300    Georgetown Charter Township, Michigan, IDR, Limited Obligation (J & F Steel
                              Corp.), VRDN, AMT, 4.55% due 2/01/2009 (a)                                           3,300
                     1,930    Grand Rapids, Michigan, IDR, Refunding (Etheridge Company Project), VRDN,
                              AMT, 4.45% due 7/01/2009 (a)                                                         1,930
                     7,500    Kalamazoo, Michigan, City School District, State Aid Notes, 4.50% due
                              4/01/1996                                                                            7,533
                     1,250    Lakeview, Michigan, Public Schools District, Macomb County State Aid Notes,
                              4.20% due 6/25/1996                                                                  1,253
                     1,330    Lenawee County, Michigan, Economic Development Corporation, Limited
                              Obligation Revenue Bonds (The Wyatt Project), VRDN, 4.70% due 5/01/2002 (a)          1,330
                     1,350    Melvindale, Michigan, Economic Development Corporation, Limited Obligation
                              Revenue Refunding Bonds (North American Steel Project), VRDN, 4.35% due
                              6/01/1998 (a)                                                                        1,350
                              Michigan Higher Education Student Loan Authority Revenue Bonds,
                              VRDN, AMT (a)(c):
                       500      Series XII-D, 4.50% due 10/01/2015                                                   500
                     1,000      Series XII-F, 4.50% due 10/01/2020 (b)                                             1,000
                     4,285    Michigan Municipal Bond Authority Revenue Notes, Series C, 4.50% due
                              9/06/1996                                                                            4,306
                              Michigan Public Power Agency, Revenue Refunding Bonds (Belle River
                              Project) (b):
                     7,000      7.25% due 1/01/1996 (c)                                                            7,201
                     2,000      Series B, 6.625% due 1/01/1996                                                     2,015

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (CONCLUDED)                                              (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                                 Issue                                              (Note 1a)
Michigan            $17,000   Michigan State Building Authority Revenue Bonds, CP, Series I, 4% due
(concluded)                   10/26/1995                                                                        $ 17,000
                      9,100   Michigan State Hospital Finance Authority Revenue Bonds (Daughters of
                              Charity-Providence Hospital), VRDN, 4.45% due 11/01/2014 (a)                         9,100
                              Michigan State Housing Development Authority, Limited Obligation
                              Revenue Bonds:
                      4,000     (Bloomfield), CP, 3.75% due 12/13/1995                                             4,000
                      1,000     (Laurel Valley), VRDN, 4.40% due 12/01/2007 (a)                                    1,000
                      5,700     (Shoal Creek), VRDN, 4.40% due 10/01/2007 (a)                                      5,700
                              Michigan State Housing Development Authority, M/F Housing Revenue Bonds,
                              CP, AMT, Series A:
                     11,295     3.80% due 10/13/1995                                                              11,295
                      1,000     3.80% due 10/23/1995                                                               1,000
                     13,395     3.85% due 10/23/1995                                                              13,395
                      1,700     3.70% due 11/22/1995                                                               1,700
                      5,225     3.80% due 1/17/1996                                                                5,225
                      4,000     (Sandcreek Apartments), VRDN, Series A, 4.55% due 1/01/2029 (a)                    4,000
                              Michigan State Strategic Fund, Limited Obligation Revenue Bonds,
                              VRDN (a):
                      3,200     (Baron Drawn Steel), IDR, AMT, 4.70% due 12/01/2006                                3,200
                      1,500     (BCM&N) Project, AMT, 4.40% due 6/01/2020                                          1,500
                      2,500     (Cincinnati Milacron Inc. Project), AMT, 4.65% due 4/15/2005                       2,500
                      5,000     (Dott Industries Inc. Project), AMT, 4.30% due 6/01/2001                           5,000
                      1,100     (Hercules Drawn Steel Project), AMT, 4.60% due 8/01/2006                           1,100
                      4,000     (Methodist Children's Home), 4.15% due 8/01/2015                                   4,000
                      3,000     (Midbrook Products Inc., Project), AMT, 4.45% due 10/01/2014                       3,000
                      4,850     Refunding (Lake Shore Inc.), AMT, 4.60% due 11/01/2019                             4,850
                        570     Refunding (Park Village Pines Project), 4.30% due 5/01/2006                          570
                      1,930     (Tom Miller Inc. Project), AMT, 4.40% due 12/01/2009                               1,930
                      9,000     (United Waste Systems Inc. Project), AMT, 4.55% due 4/01/2010                      9,000
                      3,000     (Universal Tube, Inc. Project), AMT, 4.30% due 8/01/2011                           3,000
                        200   Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project),
                              VRDN, Series A, 4.40% due 4/15/2018 (a)                                                200
                     10,700   Michigan State Strategic Fund, Solid Waste Disposal Revenue Bonds
                              (Grayling Generating Project), VRDN, AMT, 4.50% due 1/01/2014 (a)                   10,700
                      4,000   Michigan State Underground Storage Tank, Final Assurance Authority
                              Revenue Bonds, VRDN, Series I, 4.35% due 12/01/2004 (a)                              4,000
                      4,200   Monroe County, Michigan, Intermediate School, Special Education, TAN,
                              3.75% due 4/03/1996 (f)                                                              4,202
                      1,100   University of Michigan, University Hospital, Revenue Refunding Bonds,
                              VRDN, Series A, 4.50% due 12/01/2019 (a)                                             1,100

Puerto Rico--                 Puerto Rico Commonwealth, Government Development Bank Revenue Bonds:
10.0%                20,000     3.70% due 12/11/1995                                                              20,000
                      2,700     3.70% due 12/12/1995                                                               2,700

                              Total Investments (Cost--$229,554*)--101.3%                                        229,554

                              Liabilities in Excess of Other Assets--(1.3%)                                       (2,973)
                                                                                                                --------
                              Net Assets--100.0%                                                                $226,581
                                                                                                                ========


(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1995.
(b)Prerefunded.
(c)AMBACInsured.
(d)FGICInsured.
(e)MBIA Insured.
(f)Bank Qualified.
  *Cost for Federal income tax purposes.




See Notes to Financial Statements.




CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1995
Assets:
Investments, at value (identified cost--$229,553,664) (Note 1a)                                            $ 229,553,664
Cash                                                                                                              19,624
Receivables:
 Interest                                                                                 $     912,053
 Beneficial interest sold                                                                       340,646        1,252,699
                                                                                          -------------
Deferred organization expenses (Note 1d)                                                                           7,670
Prepaid registration fees and other assets (Note 1d)                                                               2,684
                                                                                                           -------------
Total assets                                                                                                 230,836,341
                                                                                                           -------------

Liabilities:
Payables:
 Securities purchased                                                                         4,054,284
 Investment adviser (Note 2)                                                                     95,991
 Distributor (Note 2)                                                                            59,299        4,209,574
                                                                                          -------------
Accrued expenses and other liabilities                                                                            45,684
                                                                                                           -------------
Total liabilities                                                                                              4,255,258
                                                                                                           -------------
Net Assets                                                                                                 $ 226,581,083
                                                                                                           =============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                                 $  22,669,735
Paid-in capital in excess of par                                                                             204,027,618
Accumulated realized capital losses--net (Note 4)                                                               (116,270)
                                                                                                           -------------

Net Assets--Equivalent to $1.00 per share based on 226,697,353 shares of
beneficial interest outstanding                                                                            $ 226,581,083
                                                                                                           =============



See Notes to Financial Statements.



CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                   $   4,572,832

Expenses:
Investment advisory fees (Note 2)                                                         $     582,262
Distribution fees (Note 2)                                                                      144,771
Transfer agent fees (Note 2)                                                                     30,947
Registration fees (Note 1d)                                                                      24,629
Accounting services (Note 2)                                                                     23,937
Professional fees                                                                                23,466
Custodian fees                                                                                   11,015
Printing and shareholder reports                                                                 10,885
Amortization of organization expenses (Note 1d)                                                   3,503
Pricing fees                                                                                      2,762
Trustees' fees and expenses                                                                       1,265
Other                                                                                             1,869
                                                                                          -------------
Total expenses                                                                                                   861,311
                                                                                                           -------------
Investment income--net                                                                                         3,711,521

Realized Gain on Investments--Net (Note 1c)                                                                        1,790
                                                                                                           -------------
Net Increase in Net Assets Resulting from Operations                                                       $   3,713,311
                                                                                                           =============


See Notes to Financial Statements.



CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six         For the
                                                                                          Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                       Sept. 30, 1995    March 31, 1995
Operations:
Investment income--net                                                                    $   3,711,521    $   5,678,287
Realized gain (loss) on investments--net                                                          1,790          (50,049)
                                                                                          -------------    -------------
Net increase in net assets resulting from operation                                           3,713,311        5,628,238
                                                                                          -------------    -------------

Dividends to Shareholders (Note 1e):
Investment income--net                                                                       (3,711,521)      (5,678,287)
                                                                                          -------------    -------------
Net decrease in net assets resulting from dividends to shareholders                          (3,711,521)      (5,678,287)
                                                                                          -------------    -------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                            507,077,620      929,669,029
Net asset value of shares issued to shareholders in reinvestment
of dividends (Note 1e)                                                                        3,711,657        5,678,120
                                                                                          -------------    -------------
                                                                                            510,789,277      935,347,149
Cost of shares redeemed                                                                    (504,380,654)    (951,561,384)
                                                                                          -------------    -------------
Net increase (decrease) in net assets derived from beneficial interest transactions           6,408,623      (16,214,235)
                                                                                          -------------    -------------

Net Assets:
Total increase (decrease) in net assets                                                       6,410,413      (16,264,284)
Beginning of period                                                                         220,170,670      236,434,954
                                                                                          -------------    -------------
End of period                                                                             $ 226,581,083    $ 220,170,670
                                                                                          =============    =============



See Notes to Financial Statements.



CMA MICHIGAN MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
                                                                   For the                                      For the
                                                                     Six                                         Period
The following per share data and ratios have been derived           Months                                     April 29,
from information provided in the financial statements.              Ended                                      1991++ to
                                                                  Sept. 30,    For the Year Ended March 31,    March 31,
Increase (Decrease) in Net Asset Value:                             1995        1995      1994         1993       1992
Per Share Operating Performance:
Net asset value, beginning of period                               $   1.00   $   1.00   $   1.00   $   1.00    $   1.00
                                                                   --------   --------   --------   --------    --------
Investment income--net                                                  .02        .03        .02        .02         .03
                                                                   --------   --------   --------   --------    --------
Total from investment operations                                        .02        .03        .02        .02         .03
                                                                   --------   --------   --------   --------    --------
Less dividends from investment income--net                             (.02)      (.03)      (.02)      (.02)       (.03)
                                                                   --------   --------   --------   --------    --------
Net asset value, end of period                                     $   1.00   $   1.00   $   1.00   $   1.00    $   1.00
                                                                   ========   ========   ========   ========    ========
Total Investment Return                                               3.22%*     2.57%      1.81%      2.24%       3.62%*
                                                                   ========   ========   ========   ========    ========

Ratios to Average Net Assets:
Expenses, net of reimbursement and excluding
distribution fees                                                      .61%*      .60%       .60%       .53%        .42%*
                                                                   ========   ========   ========   ========    ========
Expenses, net of reimbursement                                         .73%*      .73%       .72%       .65%        .54%*
                                                                   ========   ========   ========   ========    ========
Expenses                                                               .73%*      .73%       .72%       .74%        .80%*
                                                                   ========   ========   ========   ========    ========
Investment income--net                                                3.14%*     2.54%      1.79%      2.22%       3.53%*
                                                                   ========   ========   ========   ========    ========

Supplemental Data:
Net assets, end of period (in thousands)                           $226,581   $220,171   $236,435   $200,200    $194,433
                                                                   ========   ========   ========   ========    ========

 *Annualized.
++Commencement of Operations.


See Notes to Financial Statements.




CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA Michigan Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Adviser"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

The most restrictive annual expense limitation requires that the Adviser reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed in any fiscal year 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Adviser during any year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.


CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redefined during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1995, the Fund had a net capital loss carryforward of approximately $118,000, of which $64,000 expires in 2001, $4,000 expires in 2002, and $50,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.








CMA MICHIGAN MUNICIPAL MONEY FUND


Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO
 [(800) 262-4636].